                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER
             UNREGISTERED 7 3/4% SENIOR SUBORDINATED NOTES DUE 2009
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                            WORLD COLOR PRESS, INC.
    PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED              , 1999

    As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 7 3/4% Senior Subordinated Notes due 2009 (the "Old Notes") of
World Color Press, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration
Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for
Tendering" in the Prospectus.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON        , 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
 IS EXTENDED) BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

                                    DELIVER TO:

                      The Bank of New York, Exchange Agent

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
      BY REGISTERED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:
                                                           The Bank of New York
                                                            101 Barclay Street
                                                      Corporate Trust Services Window
                                                               Ground Level
                                                         New York, New York 10286
                                                             Attn: Odell Romeo
            The Bank of New York
             101 Barclay Street
                  Floor 7-E
          New York, New York 10286
              Attn: Odell Romeo

                                 BY FACSIMILE:
                          (ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6339

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                 (212) 815-6337

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail,
                   by hand or by overnight delivery service.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to
the conditions set forth in the Prospectus dated         , 1999 (as the same may
be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

 Name(s) of Registered Holder(s): _____________________________________________

 Aggregate Principal
 Amount Tendered: $ ___________________________________________________________

 Certificate No.(s)
 (if available): ______________________________________________________________

 (Total Principal Amount Represented by
 Old Notes Certificate(s)): ___________________________________________________

 $ ____________________________________________________________________________

 If Old Notes will be tendered by book-entry transfer, provide the following information:

 DTC Account Number: __________________________________________________________

 Date: ________________________________________________________________________
 --------------------------

 *   Must be in denominations of $1,000 and any integral multiple thereof.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

 X ____________________________________    ____________________________________

 X ____________________________________    ____________________________________
                 Signature(s) or Owner(s)        Date

                 or Authorized Signatory

 Area Code and Telephone Number: ______________________________________________

     Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s): _____________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Capacity: ____________________________________________________________________

 Address(es): _________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of or participant in the Securities Transfer
Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange
Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible
Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New
York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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
               Name of Firm                            Authorized Signature

                 Address                                      Title

                 Zip Code                             (Please Type or Print)

       Area Code and Telephone No.:                           Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.